SUMMARY PROSPECTUS
Franklin LibertyQ U.S. Equity ETF Franklin Templeton ETF Trust August 1, 2018 as amended February 1, 2019

Ticker:	Exchange:
FLQL	Bats BZX Exchange, Inc.

Before you invest, you may want to review the Fund's prospectus, which contains more information about the Fund and its risks. You can find the Fund’s prospectus, statement of additional information and other information about the Fund online at www.libertyshares.com. You can also get this information at no cost by calling (800) DIAL BEN®/342-5236 or by sending an e-mail request to prospectus@franklintempleton.com. The Fund's prospectus and statement of additional information, both dated August 1, 2018, as may be supplemented, are all incorporated by reference into this Summary Prospectus.

Franklin LibertyQ U.S. Equity ETF

Investment Goal

To seek to provide investment results that closely correspond, before fees and expenses, to the performance of the LibertyQ U.S. Large Cap Equity Index (the U.S. Large Cap Underlying Index).

Fees and Expenses of the Fund

The following table describes the fees and expenses that you will incur if you own shares of the Fund. You may also incur usual and customary brokerage commissions when buying or selling shares of the Fund, which are not reflected in the Example that follows.

Annual Fund Operating Expenses

(expenses that you pay each year as a percentage of the value of your investment)

Management fees	0.25%
Distribution and service (12b-1) fees	None
Other expenses[1]	None
Total annual Fund operating expenses[1]	0.25%

1. Expenses have been restated to reflect current fees.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of the period. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$ 26	$ 80	$ 141	$ 318

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual Fund operating expenses or in the Example, affect the Fund's performance. During the Fund's first fiscal period (April 26, 2017 to March 31, 2018), the Fund's portfolio turnover rate was 20.80% of the average value of its portfolio.

Principal Investment Strategies

Under normal market conditions, the Fund invests at least 80% of its assets in the component securities of the U.S. Large Cap Underlying Index. The U.S. Large Cap Underlying Index is a systematic, rules-based proprietary index maintained and calculated by FTSE Russell. The U.S. Large Cap Underlying Index is based on the Russell 1000® Index using a methodology developed with Franklin Templeton to reflect Franklin Templeton’s desired investment strategy. The Russell 1000® Index is a subset of the Russell 3000® Index and is designed to measure the performance of large capitalization stocks in the United States. It includes approximately 1,000 of the largest issuers based on a combination of their market cap and current index membership. As of June 29, 2018, the Russell 1000® Index represented approximately 92% of the total market capitalization of the Russell 3000® Index.

The U.S. Large Cap Underlying Index seeks to achieve a lower level of risk and higher risk-adjusted performance than the Russell 1000® Index over the long term by applying a multi-factor selection process, which is designed to select equity securities from the Russell 1000® Index that have favorable exposure to four investment style factors – quality, value, momentum and low volatility. Factors are common characteristics that relate to a group of issuers or securities that are important in explaining the returns and risks of those issuers’ securities. The “quality” factor incorporates measurements such as return on equity, earnings variability, cash return on assets and leverage. The “value” factor incorporates measurements such as price to earnings, price to forward earnings, price to book value and dividend yield. The “momentum” factor incorporates measurements such as 6-month risk adjusted price momentum and 12-month risk-adjusted price momentum. The “low volatility” factor incorporates measurements such as historical beta (i.e., a measure of the volatility of a security relative to the total market).

At the time of each semi-annual reconstitution of the U.S. Large Cap Underlying Index, no company shall comprise more than 1% of the U.S. Large Cap Underlying Index. The U.S. Large Cap Underlying Index is also constrained in its construction to limit turnover of constituent securities at each semi-annual reconstitution. As of June 29, 2018, the U.S. Large Cap Underlying Index was comprised of 249 securities with capitalizations ranging from $2.46 billion to $920.02 billion.

The Fund, using a “passive” or indexing investment approach, seeks investment results that closely correspond, before fees and expenses, to the performance of the U.S. Large Cap Underlying Index. The investment manager seeks to achieve, over time, a correlation between the Fund’s performance, before fees and expenses, and that of the U.S. Large Cap Underlying Index of 0.95 or better. A figure of 1.00 would indicate perfect correlation. The Fund’s intention is to replicate the component securities of the U.S. Large Cap Underlying Index as closely as possible (i.e., invest in all of the component securities in their respective weightings in the U.S. Large Cap Underlying Index). However, under various circumstances, it may not be possible or practicable to replicate the U.S. Large Cap Underlying Index. In these circumstances, the Fund may use a “representative sampling” strategy whereby the Fund would invest in what it believes to be a representative sample of the component securities of the U.S. Large Cap Underlying Index, but may not track the U.S. Large Cap Underlying Index with the same degree of accuracy as would an investment vehicle replicating the entire U.S. Large Cap Underlying Index. Under the representative sampling technique, the investment manager will select securities that collectively have an investment profile similar to that of the U.S. Large Cap Underlying Index, including securities that resemble those included in the U.S. Large Cap Underlying Index in terms of risk factors, performance attributes and other characteristics, such as market capitalization and industry weightings. The Fund’s portfolio is reconstituted semi-annually following the semi-annual reconstitution of the U.S. Large Cap Underlying Index.

The Fund will concentrate its investments (i.e., hold 25% or more of its net assets) in a particular industry or group of industries to approximately the same extent that the U.S. Large Cap Underlying Index is concentrated.

Principal Risks

You could lose money by investing in the Fund. Exchange-traded fund (ETF) shares are not deposits or obligations of, or guaranteed or endorsed by, any bank, and are not insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency of the U.S. government. The Fund is subject to the principal risks noted below, any of which may adversely affect the Fund’s net asset value (NAV), trading price, yield, total return and ability to meet its investment goal.

Market   The market values of securities or other investments owned by the Fund will go up or down, sometimes rapidly or unpredictably. The market value of a security or other investment may be reduced by market activity or other results of supply and demand unrelated to the issuer. This is a basic risk associated with all investments. When there are more sellers than buyers, prices tend to fall. Likewise, when there are more buyers than sellers, prices tend to rise.

Stock prices tend to go up and down more dramatically than those of debt securities. A slower-growth or recessionary economic environment could have an adverse effect on the prices of the various stocks held by the Fund.

Investment Style Factors   There can be no assurance that the multi-factor stock selection process of the U.S. Large Cap Underlying Index will enhance performance. Exposure to such investment factors may detract from performance in some market environments, perhaps for extended periods.

Calculation Methodology   The U.S. Large Cap Underlying Index relies on various sources of information to assess the criteria of issuers included in the U.S. Large Cap Underlying Index (or the FTSE Russell index on which it is based), including information that may be based on assumptions and estimates. Neither the Fund nor the investment manager can offer assurances that the U.S. Large Cap Underlying Index’s calculation methodology or sources of information will provide an accurate assessment of included issuers or that the included issuers will provide the Fund with the market exposure it seeks.

Index-Related   There is no assurance that the U.S. Large Cap Underlying Index will be determined, composed or calculated accurately. While FTSE Russell provides descriptions of what the U.S. Large Cap Underlying Index is designed to achieve, FTSE Russell does not guarantee the quality, accuracy or completeness of data in respect of its indices, and does not guarantee that the U.S. Large Cap Underlying Index will be in line with the described index methodology. Gains, losses or costs to the Fund caused by errors in the U.S. Large Cap Underlying Index may therefore be borne by the Fund and its shareholders.

Non-Correlation   There is no guarantee that the Fund will achieve a high degree of correlation to the U.S. Large Cap Underlying Index and therefore achieve its investment goal. Market disruptions and regulatory restrictions could have an adverse effect on the Fund’s ability to adjust its exposure to the required levels in order to track the U.S. Large Cap Underlying Index. In addition, the Fund’s NAV may deviate from the U.S. Large Cap Underlying Index if the Fund fair values a portfolio security at a price other than the price used by the U.S. Large Cap Underlying Index for that security. To the extent that the investment manager uses a representative sampling strategy, the Fund may not track the return of the U.S. Large Cap Underlying Index as well as it would have if the Fund held all of the securities in the U.S. Large Cap Underlying Index.

Tracking Error   Tracking error is the divergence of the Fund’s performance from that of the U.S. Large Cap Underlying Index. Tracking error may occur because of differences between the securities held in the Fund’s portfolio and those included in the U.S. Large Cap Underlying Index, pricing differences, transaction costs, the Fund’s holding of cash, differences in timing of the accrual of dividends or interest, tax gains or losses, changes to the U.S. Large Cap Underlying Index or the need to meet various new or existing regulatory requirements. This risk may be heightened during times of increased market volatility or other unusual market conditions. Tracking error also may result because the Fund incurs fees and expenses, while the U.S. Large Cap Underlying Index does not.

Market Trading   The Fund faces numerous market trading risks, including the potential lack of an active market for Fund shares, losses from trading in secondary markets, periods of high volatility and disruption in the creation/redemption process of the Fund. Any of these factors, among others, may lead to the Fund’s shares trading at a premium or discount to NAV. Thus, you may pay more (or less) than NAV when you buy shares of the Fund in the secondary market, and you may receive less (or more) than NAV when you sell those shares in the secondary market. The investment manager cannot predict whether shares will trade above (premium), below (discount) or at NAV.

Concentration   To the extent the Fund concentrates in a specific industry, a group of industries, sector or type of investment, the Fund will carry much greater risks of adverse developments and price movements in such industries, sectors or investments than a fund that invests in a wider variety of industries, sectors or investments. There is also the risk that the Fund will perform poorly during a slump in demand for securities of companies in such industries or sectors.

Midsize Companies   Securities issued by midsize companies may be more volatile in price than those of larger companies, involve substantial risks and should be considered speculative. Such risks may include greater sensitivity to economic conditions, less certain growth prospects, lack of depth of management and funds for growth and development, and limited or less developed product lines and markets. In addition, midsize companies may be particularly affected by interest rate increases, as they may find it more difficult to borrow money to continue or expand operations, or may have difficulty in repaying any loans.

Passive Investment   Unlike many investment companies, the Fund is not actively managed and the investment manager does not attempt to take defensive positions under any market conditions, including declining markets. Therefore, the investment manager would not necessarily buy or sell a security unless that security is added or removed, respectively, from the U.S Large Cap Underlying Index, even if that security generally is underperforming.

Authorized Participant Concentration   Only an authorized participant (Authorized Participant) may engage in creation or redemption transactions directly with the Fund. The Fund has a limited number of institutions that act as Authorized Participants. To the extent that these institutions exit the business or are unable to proceed with creation and/or redemption orders with respect to the Fund and no other Authorized Participant is able to step forward to create or redeem Creation Units (as defined below), Fund shares may trade at a discount to NAV and possibly face trading halts and/or delisting. This risk may be more pronounced in volatile markets, potentially where there are significant redemptions in ETFs generally.

Performance

Because the Fund does not have a full calendar year of performance, annual total return information is not available and therefore is not presented. You can obtain updated performance information at libertyshares.com or by calling (800) DIAL BEN/342-5236. The Fund's past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

Investment Manager

Franklin Advisory Services, LLC (Advisory Services)

Portfolio Managers

Dina Ting, CFA   Portfolio Manager of Advisory Services and lead portfolio manager of the Fund since inception (2017).

Louis Hsu, CFA   Portfolio Manager of Advisory Services and portfolio manager of the Fund since December 2017.

Purchase and Sale of Fund Shares

The Fund is an ETF. Fund shares may only be purchased and sold on a national securities exchange through a broker-dealer. The price of Fund shares is based on market price, and because ETF shares trade at market prices rather than NAV, shares may trade at a price greater than NAV (a premium) or less than NAV (a discount). The Fund issues or redeems shares that have been aggregated into blocks of 50,000 shares or multiples thereof (Creation Units) to Authorized Participants who have entered into agreements with the Fund’s distributor, Franklin Templeton Distributors, Inc. The Fund will generally issue or redeem Creation Units in return for a basket of securities (and an amount of cash) that the Fund specifies each day.

Taxes

The Fund’s distributions are generally taxable to you as ordinary income, capital gains, or some combination of both, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account, in which case your distributions would generally be taxed when withdrawn from the tax-deferred account.

Payments to Broker-Dealers and
Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the investment manager or other related companies may pay the intermediary for certain Fund-related activities, including those that are designed to make the intermediary more knowledgeable about exchange traded products, such as the Fund, as well as for marketing, education or other initiatives related to the sale or promotion of Fund shares. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

Franklin Templeton Distributors, Inc. One Franklin Parkway San Mateo, CA 94403-1906 libertyshares.com Franklin LibertyQ U.S. Equity ETF

Investment Company Act file #811-23124
© 2019 Franklin Templeton Investments. All rights reserved.
FLQL PSUM 02/19	00203107